                         [LOGO]
                        PROTECTIVE CORE U.S. EQUITY FUND
                         PROTECTIVE CAPITAL GROWTH FUND
                        PROTECTIVE SMALL CAP VALUE FUND
                      PROTECTIVE INTERNATIONAL EQUITY FUND
                       PROTECTIVE GROWTH AND INCOME FUND
                         PROTECTIVE GLOBAL INCOME FUND

The Securities and Exchange Commission has not approved or disapproved shares of the Funds or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves investment risks, including possible loss of principal.

                                  May 1, 1999

                                                 TABLE OF CONTENTS

                                             THE PROTECTIVE INVESTMENT COMPANY FUNDS
[PROTECTIVE INVESTMENT COMPANY]              Protective CORE U.S. Equity Fund ..........................          1
                                             Protective Capital Growth Fund ............................          3
                                             Protective Small Cap Value Fund ...........................          5
THE PROTECTIVE INVESTMENT COMPANY (THE       Protective Growth and Income Fund .........................          8
"COMPANY") IS AN OPEN-END MANAGEMENT         Protective International Equity Fund ......................         10
INVESTMENT COMPANY CONSISTING OF SIX         Protective Global Income Fund .............................         12
SEPARATE INVESTMENT PORTFOLIOS OR "FUNDS."   HOW THE FUNDS ACHIEVE THEIR OBJECTIVES ....................         15
THIS PROSPECTUS DESCRIBES EACH FUND --       PRINCIPAL RISKS OF THE FUNDS ..............................         16
PLEASE READ IT AND RETAIN IT FOR FUTURE      HIGHER RISK SECURITIES AND TECHNIQUES .....................         18
REFERENCE.                                   PRINCIPAL INVESTMENT SECURITIES AND                                 25
                                             TECHNIQUES ................................................         27
EACH FUND HAS ITS OWN INVESTMENT OBJECTIVE,  MANAGEMENT OF THE FUNDS ...................................         31
INVESTMENT POLICIES, RESTRICTIONS, AND       YEAR 2000 .................................................         31
ATTENDANT RISKS. THOSE INVESTMENT            DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS .................         31
RESTRICTIONS AND POLICIES OF A FUND THAT     DETERMINATION OF NET ASSET VALUE ..........................         33
ARE DESIGNATED AS FUNDAMENTAL CANNOT BE      TAXATION ..................................................         34
CHANGED WITHOUT APPROVAL OF A MAJORITY OF    FINANCIAL HIGHLIGHTS ......................................
THE OUTSTANDING SHARES OF THAT FUND AS       ADDITIONAL INFORMATION ABOUT THE FUNDS
DEFINED IN THE STATEMENT OF ADDITIONAL
INFORMATION ("SAI").
SHARES OF EACH FUND ARE OFFERED EXCLUSIVELY
TO CERTAIN REGISTERED SEPARATE ACCOUNTS OF
PROTECTIVE LIFE INSURANCE COMPANY
("PROTECTIVE LIFE") AND PROTECTIVE LIFE AND
ANNUITY INSURANCE COMPANY ("PLAI")
(FORMERLY, AMERICAN FOUNDATION LIFE
INSURANCE COMPANY) AS FUNDING VEHICLES FOR
CERTAIN VARIABLE ANNUITY AND VARIABLE LIFE
INSURANCE CONTRACTS ISSUED BY PROTECTIVE
LIFE AND PLAI AND ARE NOT OFFERED DIRECTLY
TO THE PUBLIC.

FUND INVESTMENT OBJECTIVES AND STRATEGIES AND RISK/RETURN SUMMARIES
--------------------------------------------------------------------------------

PROTECTIVE CORE U.S. EQUITY FUND

INVESTMENT OBJECTIVE: Long-term growth of capital and dividend income.

INVESTMENT ADVISER: Goldman Sachs Asset Management ("GSAM")

BENCHMARK: S&P 500 Index

INVESTMENT FOCUS: U.S. equity securities representing a variety of industries

INVESTMENT STYLE: Blend (Value and Growth), enhanced by a proprietary quantitative model (CORE).

                                    [GRAPH]

Principal Investment Strategies: EQUITY SECURITIES. The Fund seeks its investment objective by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy. Under normal circumstances, the Fund invests at least 90% of its total assets in equity securities of U.S. issuers, including the equity securities of foreign issuers that are traded in the United States.

The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio of securities of companies with average long-term earnings growth expectations and dividend yields.

OTHER. The Fund's investments in fixed-income securities are limited to those securities that are considered cash equivalents.

Principal Risks: The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

CORE STANDS FOR COMPUTER-OPTIMIZED RESEARCH ENHANCED

The CORE U.S. Equity Fund uses the multifactor model, a rigorous computerized rating system developed by the Investment Adviser, to forecast the returns of securities held in the investment portfolio of the Fund.

The multifactor model incorporates common variables covering measures of:

- Value (stock price-to-book value, stock price-to-earnings, cash flow to enterprise value)
-   Momentum (earnings momentum, price momentum, sustainable growth)
-   Risk (market risk, company-specific risk, earnings risk)

All of the factors are carefully evaluated within the multi factor model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. The multifactor model is described in greater detail in the SAI.

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE CORE U.S. EQUITY FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the CORE U.S. Equity Fund since its inception. The bar chart is intended to show you the amount of variability the CORE U.S. Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the CORE U.S. Equity Fund.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE CORE U.S. EQUITY FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE CORE U.S. EQUITY FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION PRESENTED IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS ISSUED BY PROTECTIVE LIFE AND PLAI (THE "CONTRACTS"). IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PROTECTIVE CORE U.S. EQUITY FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             36.73%
1996                                                             21.94%
1997                                                             30.95%
1998                                                             22.33%

                                                           RETURN
                                                         -----------
Best Quarter                               4th Qtr 1998      22.44%
Worst Quarter --                           3rd Qtr 1998     -15.50%

The following table compares the annual total returns of the CORE U.S. Equity Fund with the performance of the S&P 500 Index.*

                                              CORE US       S&P 500
              ANNUAL RETURN                 EQUITY FUND      INDEX
            ----------------               -------------  ------------
One Year                                        22.33%        28.57%
Since Inception                                 22.83%(a)     26.17%(b)

(a) From the commencement of investment operations on 3/14/94.

(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

* The S&P 500 Index is the Standard & Poor's Corporation's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE CAPITAL GROWTH FUND

INVESTMENT OBJECTIVE: Long-term growth of capital

INVESTMENT ADVISER: GSAM

BENCHMARK: S&P 500 Index

INVESTMENT FOCUS: U.S. equity securities that offer long-term capital appreciation potential

INVESTMENT STYLE: Growth

                                    [GRAPH]

Principal Investment Strategies: EQUITY SECURITIES. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks its investment objective by investing in a diversified portfolio of equity securities that the Investment Adviser considers to have long-term capital appreciation potential. Although the Fund invests primarily in U.S. equity securities, it may invest up to 10% of its total assets in securities of foreign issues and non-dollar securities, including securities of issuers in emerging countries and securities quoted in foreign countries.

Principal Risks: The Fund is subject to market risk, the risk that the value of securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund.

To the extent that the Fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Fund invests in securities of foreign issuers, it will be subject to the risks related to such securities. The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize are described in more detail later in this Prospectus and the SAI.

GROWTH COMPANIES HAVE EARNINGS EXPECTATIONS THAT EXCEED THOSE OF THE STOCK MARKET AS A WHOLE.

THE GROWTH INVESTMENT STYLE
In selecting stocks for the Capital Growth Fund, the Investment Adviser applies the following principles:

1.  Invest as if buying the company/business, not simply trading its stock:
    -   Understand the business, management, products and competition.
    -   Perform intensive, hands-on fundamental research.
    -   Seek businesses with strategic competitive advantages.
    - Over the long-term, expect each company's stock price ultimately to track the growth of the business.

2. Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3. Purchase superior long-term growth at a favorable price -- seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

PERFORMANCE INFORMATION

HOW WELL HAS THE CAPITAL GROWTH FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Capital Growth Fund since its inception. The bar chart is intended to show you the amount of variability the Capital Growth Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Capital Growth Fund.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE CAPITAL GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE CAPITAL GROWTH FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PROTECTIVE CAPITAL GROWTH FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1996                                                             22.05%
1997                                                             34.59%
1998                                                             34.76%

                                                           RETURN
                                                         -----------
Best Quarter                               4th Qtr 1998      24.55%
Worst Quarter                              3rd Qtr 1998     -11.05%

The following table compares the annual total returns of the Capital Growth Fund with the performance of the S&P 500 Index.*

                                            CAPITAL        S&P 500
             ANNUAL RETURN                GROWTH FUND       INDEX
           ----------------              -------------  --------------
One Year                                      34.76%         28.57%
Since Inception                               27.44%(a)      28.74%(a)

(a) From the commencement of investment operations on 6/13/95.

* The S&P 500 Index is the Standard & Poor's Corporation's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE: Long-term growth of capital

INVESTMENT ADVISER: GSAM

BENCHMARK: Russell 2000 Index

INVESTMENT FOCUS: Small-capitalization U.S. stocks that are believed to be undervalued or undiscovered by the marketplace.

INVESTMENT STYLE: Value

                                    [GRAPH]

Principal Investment Strategies: The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

The Fund invests in companies which the Investment Adviser believes are well-managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. The Fund may also invest in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities, including securities of issuers in emerging countries.

OTHER. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities.

Principal Risks: The Fund is subject to market risk, securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of

VALUE EXISTS WHEN A STOCK'S PRICE BECOMES INEXPENSIVE RELATIVE TO THE COMPANY'S ESTIMATED EARNINGS AND/OR DIVIDEND-PAYING ABILITY OVER THE LONG TERM.

The Investment Adviser manages the Small Cap Value Fund using a "value" investment style. The Investment Adviser seeks stocks that are discounted due to:

-   Company-specific problems that are over-discounted in the marketplace.
-   Cyclically out-of-favor status.
-   Unrecognized positive fundamentals.

The Investment Adviser seeks to identify unrecognized value through:

-   Firsthand fundamental research.
-   Maintaining a long-term investment horizon.
-   A team approach to decision making.

money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:
- SMALL COMPANY STOCKS -- Small capitalization stocks involve greater risk than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements.
- FOREIGN INVESTMENTS -- The Small Cap Value Fund also is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE SMALL CAP VALUE FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Small Cap Value Fund since its inception. The bar chart is intended to show you the amount of variability the Small Cap Value Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Small Cap Value Fund.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE SMALL CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE SMALL CAP VALUE FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PROTECTIVE SMALL CAP VALUE FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                              6.46%
1996                                                             20.22%
1997                                                             32.20%
1998                                                            -15.32%

                                                           RETURN
                                                         -----------
Best Quarter                               3rd Qtr 1997      16.58%
Worst Quarter                              3rd Qtr 1998     -32.27%

The following table compares the annual total returns of the Small Cap Value Fund with the performance of the Russell 2000 Index.*

*The Russell 2000 Index is an unmanaged index of common stock prices. The Russell 2000 Index figures do not reflect any fees or expenses.

                                        SMALL CAP        RUSSELL
           ANNUAL RETURN                VALUE FUND      2000 INDEX
          ----------------            --------------  --------------
One Year                                   -15.32%          -2.56%
Since Inception                              5.47%(a)       12.94%(b)

(a) From the commencement of investment operations on 3/14/94.

(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

PROTECTIVE GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE: Long-term growth of capital and growth of income.

INVESTMENT ADVISER: GSAM

BENCHMARK: S&P 500 Index

INVESTMENT FOCUS: Large capitalization stocks that are believed to be undervalued or undiscovered by the marketplace.

INVESTMENT STYLE: Value

                           [GRAPH]

Principal Investment Strategies: EQUITY SECURITIES. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will primarily invest in publicly traded U.S. securities, it may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities, including securities of issuers in emerging countries.

OTHER. The Fund also may invest up to 35% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objective.

Principal Risks: As with any fund that invests in stocks and also seeks income, the Growth and Income Fund is subject to market and interest rate risks, and the value of an investment in the Fund will fluctuate in response to stock market and interest rate movements. Loss of money is a risk of investing in this Fund. To the extent that it invests in certain securities, the Fund may be affected by additional risks relating to securities of foreign issuers and non-dollar securities and lower-rated debt securities.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this Prospectus and in the SAI.

VALUE EXISTS WHEN A STOCK'S PRICE BECOMES INEXPENSIVE RELATIVE TO THE COMPANY'S ESTIMATED EARNINGS AND/OR DIVIDEND-PAYING ABILITY OVER THE LONG TERM.

The Investment Adviser manages the Growth and Income Fund using a "value" investment style. The Investment Adviser seeks companies that are discounted due to:

-   Company-specific problems that are over-discounted in the marketplace.
-   Cyclically out-of-favor status.
-   Unrecognized positive fundamentals.

The Investment Adviser seeks to identify value through:

-   Firsthand fundamental research.
-   Maintaining a long-term investment horizon.
-   A team approach to decision making.

PERFORMANCE INFORMATION

HOW WELL HAS THE GROWTH AND INCOME FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Growth and Income Fund since its inception. The bar chart is intended to show you the amount of variability the Growth and Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Growth and Income Fund.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE GROWTH AND INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE GROWTH AND INCOME FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PROTECTIVE GROWTH & INCOME FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             32.29%
1996                                                             26.82%
1997                                                             29.84%
1998                                                             -2.92%

                                                            RETURN
                                                          -----------
Best Quarter                                2nd Qtr 1997      16.12%
Worst Quarter                               3rd Qtr 1998     -15.42%

The following table compares the annual total returns of the Growth and Income Fund with the performance of the S&P 500 Index.*

                                         GROWTH &        S&P 500
           ANNUAL RETURN               INCOME FUND        INDEX
          ----------------            --------------  --------------
One Year                                    -2.92%          28.57%
Since Inception                             16.42%(a)       26.17%(b)

(a) From the commencement of investment operations on 3/14/94.

(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

* The S&P 500 Index is the Standard & Poor's Corporation's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The S&P 500 Index figures do not reflect any fees or expenses.

PROTECTIVE INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE:  Long-term capital appreciation.
INVESTMENT ADVISER:  Goldman Sachs Asset Management International ("GSAMI")
BENCHMARK:  FT/S&P Actuaries Europe & Pacific Index (unhedged)
PRIMARY INVESTMENT FOCUS:  Equity securities of foreign issuers.
INVESTMENT STYLE:  Actively managed

                                    [GRAPH]

Principal Investment Strategies: The Fund invests, under normal circumstances, substantially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries, other than the U.S.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, and New Zealand, as well as issuers located in certain emerging countries.

OTHER. The Fund also may invest up to 35% of its total assets in fixed-income securities.

Principal Risks: The Fund is subject to market risk, securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Loss of money is a significant risk of investing in this Fund. In addition to the risks that are described above with regard to equity securities in general, the Fund also is subject to the following risks:

- FOREIGN INVESTMENTS -- The International Equity Fund may invest the majority of its assets in securities of issuers that are organized outside of the United States. Investing in securities of foreign issuers and non-dollar securities may involve risks that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries. These risks are discussed in detail under the caption "Higher Risk Securities" later in this Prospectus and in the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE INTERNATIONAL EQUITY FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the International Equity Fund since its inception. The bar chart is intended to show you the amount of variability the International Equity Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the International Equity Fund.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE INTERNATIONAL EQUITY FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE INTERNATIONAL EQUITY FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PROTECTIVE INTERNATIONAL EQUITY FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             19.66%
1996                                                             19.00%
1997                                                              4.42%
1998                                                             20.65%

                                                           RETURN
                                                         -----------
Best Quarter --                            1st Qtr 1998      17.09%
Worst Quarter --                           3rd Qtr 1998     -13.53%

The following table compares the annual total returns of the International Equity Fund with the performance of the FT/S&P Actuaries Europe & Pacific Index (unhedged).*

                                                            FT/S&P
                                         INTERNATIONAL    ACTUARIES
             ANNUAL RETURN                EQUITY FUND     E&P INDEX
           ----------------              -------------  --------------
One Year                                      20.65%         19.30%
Since Inception                               11.94%(a)       7.52%(b)

(a) From the commencement of investment operations on 3/14/94.

(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

* The unmanaged FT/S&P Actuaries Europe & Pacific Index is a market capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia Pacific region. The FT/S&P Actuaries Europe & Pacific Index figures do not reflect any fees or expenses.

PROTECTIVE GLOBAL INCOME FUND

INVESTMENT OBJECTIVE: High total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation

INVESTMENT ADVISER: GSAMI

BENCHMARK: J.P. Morgan Global Government Bond Index (hedged)

PRIMARY INVESTMENT FOCUS: Fixed income securities of U.S. and foreign issuers

                                    [GRAPH]

Principal Investment Strategies: The Fund primarily invests in high quality fixed-income securities of U.S. and foreign issuers (including non-dollar securities) and enters into transactions in foreign currencies. Under normal market conditions, the Fund:

- invests at least 30% of its total assets in securities, after considering the effect of currency positions, denominated in U.S. dollars;
-   invests in securities of issuers from at least three different countries;
    and
- engages in currency transactions to seek to enhance returns and to seek to hedge its portfolio against fluctuations in currency exchange rates.

The Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country or in any single issuer. The Fund may also invest up to 10% of its total assets in securities of issuers in emerging countries.

THE INVESTMENT ADVISER APPLIES A TEAM APPROACH THAT EMPHASIZES RISK MANAGEMENT AND CAPITALIZES ON GOLDMAN SACHS' EXTENSIVE RESEARCH CAPABILITIES.

GOLDMAN SACHS' FIXED INCOME INVESTMENT PHILOSOPHY:
ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK

The Investment Adviser employs a disciplined, multi-step process to evaluate potential investments:

1. SECTOR ALLOCATION -- The Investment Adviser assesses relative value of different investment sectors (such as U.S. corporate, asset-backed and mortgage-backed securities) to create investment strategies that meet the Fund's objectives.

2. SECURITY SELECTION -- In selecting securities for the Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

3. YIELD CURVE STRATEGIES -- The Investment Adviser adjusts the term structure of the Fund based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

The Investment Adviser de-emphasizes interest predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

The Fund may invest in the following fixed-income securities:

-   U.S. Government Securities and custodial receipts therefor
- Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities, or by supranational entities
-   Corporate debt securities issued by domestic and foreign companies
- Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) with total assets of more than $1 billion
-   Commercial paper
-   Mortgage-backed securities and asset-backed securities

DURATION (UNDER NORMAL INTEREST RATE CONDITIONS): Duration approximates a Fund's sensitivity to changes in interest rates. Typically, the higher the duration, the more sensitive the Fund will be to changes in interest rates.

Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years
Maximum Duration = 7.5 years

EXPECTED APPROXIMATE INTEREST RATE SENSITIVITY:  6 year government bond

CREDIT QUALITY:
Minimum -- BBB or Baa at time of purchase. At least 50% of total assets = AAA or Aaa.
Securities will either be rated by a Nationally Recognized Statistical Rating Organization or, if unrated, determined by the Investment Adviser to be of comparable quality.

Principal Risks: As with any fund that invests in fixed-income securities, the Global Income Fund is subject to considerable credit risk and interest rate risk. The value of an investment in the Fund will fluctuate in response to movements in prevailing interest rates. Loss of money is a significant risk of investing in this Fund. This Fund also is subject to certain additional risks, including:

- NON-DIVERSIFICATION RISK -- The Global Income Fund is "non-diversified" as that term is defined under the Investment Company Act of 1940, as amended (the "Act"). It may invest more than 25% of its total assets in securities of a limited number of issuers in the same industry or geographic region. As a result, the Fund may be more susceptible to developments affecting the securities of any single issuer held in its portfolio, and may be more susceptible to greater loss because of these developments.

    Notwithstanding the status of the Global Income Fund under the Act, the Global Income Fund is still subject to the diversification requirements that arise under federal tax law. For more information see "Taxes" in the SAI.

- FOREIGN INVESTMENTS -- The Global Income Fund is subject to the risks associated with securities of foreign issuers and non-dollar securities that are not normally associated with dollar-denominated securities of domestic issuers. The risks associated with such securities normally will be greatest when the Fund invests in issuers located in emerging countries.

The risks associated with these and certain other higher-risk securities and practices that the Fund may utilize, are described later in this Prospectus and in the SAI.

PERFORMANCE INFORMATION

HOW WELL HAS THE GLOBAL INCOME FUND PERFORMED SINCE ITS INCEPTION?

The following bar chart provides an illustration of the performance of the Global Income Fund since its inception. The bar chart is intended to show you the amount of variability the Global Income Fund has experienced in its performance from year to year and is an indication of the degree of risk that is involved with investing in the Global Income Fund.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO INDICATION OR GUARANTEE OF THE RESULTS THE GLOBAL INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THAT THE GLOBAL INCOME FUND HAS ACHIEVED IN THE PAST. PERFORMANCE REFLECTS EXPENSE LIMITATIONS THAT ARE CURRENTLY IN EFFECT. THE PERFORMANCE INFORMATION IN THE CHART DOES NOT REFLECT THE FEES AND CHARGES ASSOCIATED WITH THE CONTRACTS. IF THESE EXPENSE LIMITATIONS WERE NOT IN EFFECT OR IF THE FEES AND CHARGES OF THE CONTRACTS WERE INCLUDED, THE FUND'S PERFORMANCE WOULD HAVE BEEN REDUCED.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PROTECTIVE GLOBAL INCOME FUND
YEAR BY YEAR TOTAL RETURN AS OF 12/31 EACH YEAR
1995                                                             16.94%
1996                                                              9.48%
1997                                                              9.94%
1998                                                             10.40%

                                                           RETURN
                                                         -----------
Best Quarter                               3rd Qtr 1998       5.67%
Worst Quarter                              2nd Qtr 1994      -1.21%

The following table compares the annual total returns of the Global Income Fund with the performance of the J.P. Morgan Global Government Bond Index (hedged).*

                                                       J.P. MORGAN
                                        GLOBAL      GLOBAL GOVERNMENT
           ANNUAL RETURN              INCOME FUND       BOND INDEX
         ----------------            -------------  ------------------
One Year                                  10.40%           11.46%
Since Inception                            9.44%(a)         9.71%(b)

(a) From the commencement of investment operations on 3/14/94.

(b) Performance of the benchmark is not available for the period 3/14/94 (commencement of investment operations) through 3/31/94. For that reason, performance is shown from 4/01/94.

* The J.P. Morgan Global Government Bond Index (hedged), an unmanaged index, does not reflect any fees or expenses.

HOW THE FUNDS ACHIEVE THEIR OBJECTIVES
--------------------------------------------------------------------------------

While each Fund has its own investment objective, policies, and restrictions, each Fund may, for temporary defensive purposes to preserve capital, invest all (35% for CORE U.S. Equity Fund) of their assets in cash and/or money market instruments. During periods when a Fund adopts such a defensive strategy, the Fund may not achieve its investment objective and the investment returns the Fund is able to achieve may be lower than returns the Fund may have achieved otherwise. Also, each Fund's investment objective, and all policies not specifically designated as fundamental, are nonfundamental and may be changed by the Company's board of directors without shareholder approval.

In selecting securities for a Fund, the GSAM and GSAMI (each an "Investment Adviser" and together the "Investment Advisers") do not consider the portfolio turnover rate as a limiting factor. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" for a statement of the Funds historical portfolio turnover rates.

Protective Investment Advisors, Inc. ("PIA") serves as the Company's investment manager (the "Investment Manager") and is responsible for overall management of the Company. PIA has engaged GSAMI, an affiliate of Goldman Sachs & Co. ("Goldman Sachs"), as the investment adviser to provide day-to-day portfolio management for the Protective International Equity Fund and the Protective Global Income Fund. PIA also has engaged GSAM, a separate operating division of Goldman Sachs, as the investment adviser to provide day-to-day portfolio management for each of the other Funds.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States and (3) foreign governments and agencies or instrumentalities of foreign governments.

INCOME SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that pay fixed or variable rates of interest, debt obligations that are issued at a discount from face value (I.E., have an imputed rate of interest), and preferred stock or other securities that pay dividends.

NON-DOLLAR SECURITIES: Securities denominated or quoted in a foreign currency or paying income in foreign securities.

PRINCIPAL RISKS OF THE FUNDS
--------------------------------------------------------------------------------

UNDERSTANDING RISK

The risk/return chart below illustrates the relative degree of short-term risk for diversified portfolios of securities of the various types indicated. In general, the potential for long-term gain is directly related to the level of short-term risk that an investor is willing to accept. In other words, as short-term risk increases so to does the potential for long-term gains. Short-term risk refers to the likely volatility of a mutual fund's total return and its potential for gain or loss over a relatively short time period. Potential long-term gains refer to anticipated increases in a mutual fund's average annual total return over a relatively long time period, such as 20 years. While historic performance is no guarantee of future results, historically, accepting greater short-term risk often has lead to greater average annual total returns over long time periods. Accordingly, an investor should consider his or her investment time horizon (the length of time that an investor expects to hold an investment) in deciding how much short-term risk to accept. The longer the time horizon, the more short-term risk he or she may consider accepting to achieve his or her investment goals.

                                    [GRAPH]

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following information summarizes some of the important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

                                                                 CORE U.S.      CAPITAL                        INTERNATIONAL
RISK                                                              EQUITY        GROWTH      SMALL CAP VALUE       EQUITY
------------------------------------------------------------------------------------------------------------------------------
CALL                                                                                                                     X
------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFICATION
------------------------------------------------------------------------------------------------------------------------------
CREDIT/DEFAULT                                                                                         X                 X
------------------------------------------------------------------------------------------------------------------------------
EXTENSION
------------------------------------------------------------------------------------------------------------------------------
FOREIGN                                                                                X               X                 X
------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS                                                                       X               X                 X
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES
------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE                                                                                          X                 X
------------------------------------------------------------------------------------------------------------------------------
STOCK                                                                    X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
SMALL CAP STOCK/REAL ESTATE INVESTMENT TRUSTS ("REIT")                   X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES                                                              X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT                                                               X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
MARKET                                                                   X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY                                                                X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------
OTHER                                                                    X             X               X                 X
------------------------------------------------------------------------------------------------------------------------------

                                                                 GROWTH AND    GLOBAL INCOME
RISK                                                               INCOME          FUND
--------------------------------------------------------------
CALL                                                                      X              X
--------------------------------------------------------------
NON-DIVERSIFICATION                                                                      X
--------------------------------------------------------------
CREDIT/DEFAULT                                                            X              X
--------------------------------------------------------------
EXTENSION                                                                 X              X
--------------------------------------------------------------
FOREIGN                                                                   X              X
--------------------------------------------------------------
EMERGING MARKETS                                                          X              X
--------------------------------------------------------------
U.S. GOVERNMENT SECURITIES                                                               X
--------------------------------------------------------------
INTEREST RATE                                                             X              X
--------------------------------------------------------------
STOCK                                                                     X
--------------------------------------------------------------
SMALL CAP STOCK/REAL ESTATE INVESTMENT TRUSTS ("REIT")                    X
--------------------------------------------------------------
DERIVATIVES                                                               X              X
--------------------------------------------------------------
MANAGEMENT                                                                X              X
--------------------------------------------------------------
MARKET                                                                    X              X
--------------------------------------------------------------
LIQUIDITY                                                                 X              X
--------------------------------------------------------------
OTHER                                                                     X              X
--------------------------------------------------------------

- Call Risk -- The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Non-Diversification Risk -- The Global Income Fund may invest more than 25% of its total assets in the securities of corporate and government issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investment in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

- Credit/Default Risk -- The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

- Extension Risk -- The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

- Foreign Risks -- To the extent that a Fund invests in securities of foreign issuers and non-dollar denominated securities, it will be subject to special risks not typically associated with domestic issuers. Losses may result because of less government regulation, less public information and less economic, political and social stability. Losses also may result from the imposition of exchange controls, confiscations, and government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

- Emerging Markets Risk -- The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

- U.S. Government Securities Risk -- The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

- Interest Rate Risk -- The risk that when interest rates increase the value of fixed-income securities held by a Fund will decline. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

- Small Cap Stock and REIT Risk -- The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

- Stock Risk -- The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

RISKS THAT APPLY TO ALL FUNDS:

- Derivatives Risk -- The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small price changes may produce disproportionate losses to a Fund.

- Liquidity Risk -- The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issues will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

- Management Risk -- The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

- Market Risk -- The risk that the value of securities (principally equity securities) in which a Fund invests may increase or decrease in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

- Other Risks -- Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem".

While the chart set forth above summarizes the principal types of risk that each Fund is subject to, each Fund also is subject to certain additional risks, including risks that relate to specific securities that each Fund may invest in. More information about the Fund's portfolio securities and investment techniques, and their associated risks, is contained in the section entitled "Higher Risk Securities and Techniques" later in this Prospectus and the SAI. You should consider the investment risks discussed in this section and in the SAI. Both are important to your investment choice.

HIGHER RISK SECURITIES AND TECHNIQUES

In addition to the securities and techniques that are described over the next several pages, the SAI also contains information about additional securities in which the Funds invest in and investment techniques that the Funds follow in seeking to achieve their respective investment objectives.

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

RISKS OF FOREIGN INVESTMENTS

Foreign investments may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S., and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

Investing in the securities of foreign issuers and non-dollar securities involves, however, special risks, including those set forth below, which are not typically associated with investing in securities of U.S. issuers denominated in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (E.G., currency blockage). A decline in the exchange rate of the currency (I.E., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

The introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the creation of suitable clearing and settlement payment systems for the new currency will develop the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or in the future become members of the European Union may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geographically concentrated.

INVESTMENTS IN ADRS, EDRS AND GDRS

Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. GDRs are receipts issued by non U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, ADRs, in registered form, are designed for trading in U.S. securities markets and GDRs, issued in either registered or bearer form, are designed for trading on a global basis. EDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement similar to ADRs. Generally, EDRs, in bearer form, are designed for trading in European securities markets. The Funds may invest in ADRs and GDRs and, except for the CORE U.S. Equity Fund, may invest in EDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such Depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying securities are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in Depository receipts rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales.

RISKS OF EMERGING COUNTRIES

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally including the risks of nationalization or expropriation of assets, may be heightened. See "Special Investment Methods and Risks -- Foreign Securities" above. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund or Global Income Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A Fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a Fund, the Adviser and its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio assets and could cause a Fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the Fund has delivered or due to the Fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

FOREIGN CURRENCY TRANSACTIONS GENERALLY

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The International Equity and Global Income Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two Funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the five Funds listed above may engage in a variety of foreign currency management techniques. These Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Funds will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund, and Global Income Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold for the purpose of increasing total return, forward foreign currency exchange contracts are considered speculative. In addition, these five Funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency, exchange rates. The International Equity Fund and Global Income Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies.

All five of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter in contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

OPTIONS ON FOREIGN CURRENCIES

The Capital Growth Fund, Small Cap Value Fund, International Equity Fund, Growth and Income Fund and Global Income Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity and Global Income Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these Funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Options on Securities and Securities Indices" in the SAI for a discussion of the liquidity risks associated with options transactions.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities are debt obligations of governments and governmental agencies located outside of the United States of America, including those of emerging countries.

Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by:
-   Its cash flow situation
-   The extent of its foreign currency reserves
-   The availability of sufficient foreign exchange on the date a payment is due
-   The relative size of the debt service burden to the economy as a whole
-   The sovereign debtor's policy toward international lenders

-   The political constraints to which a sovereign debtor may be subject

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed securities are securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain Funds may also invest in stripped mortgage-backed securities ("SMBS") (including interest only and principal only securities). SMBS are derivative securities and are usually structured with two different classes: one receiving 100% of the interest payments and the other receiving 100% of the principal payments from a pool of mortgage loans.

Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities and thus, lose money. SMBS have additional risks. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

CONVERTIBLE SECURITIES

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities have both equity and debt or fixed-income risk characteristics. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like an income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Convertible securities rank senior to common stocks in an issuer's capital structure and, consequently, present less risk than the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

RISKS OF DERIVATIVE TRANSACTIONS.

A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve special risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

LOWER-RATED FIXED-INCOME SECURITIES

Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

For more information about the investments of the Funds, please refer to the SAI.

SHORT-TERM TRADING

Other than the Global Income Fund, no Fund expects to trade in securities for short-term gain. However, an Investment Adviser may engage in such activity at any time with regard to any Fund. To the extent that a Fund engages in frequent trading, the portfolio turnover rate for such a Fund will be higher than a Fund that does not engage in frequent trading. A high rate of portfolio turnover (100% or higher) involves correspondingly greater expenses that must be borne by a Fund and the Fund's shareholders and may, under certain circumstances, make it more difficult for a Fund to qualify as a regulated investment company under the Code. For more information concerning the federal tax implications of frequent trading, please refer to the section entitled "Taxes" in the SAI.

                 PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

The following table shows each Fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                           CORE                                                 GROWTH     GLOBAL
                                           U.S.      CAPITAL    SMALL CAP     INTERNATIONAL      AND       INCOME
                                          EQUITY     GROWTH       VALUE          EQUITY         INCOME      FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-----------------------------------------------------------------------------------------------------------------
Borrowings                                33-1/3     33-1/3     33-1/3          33-1/3          33-1/3     33-1/3
-----------------------------------------------------------------------------------------------------------------
Credit and Interest Rate Swaps             --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Cross-Hedging of Currency                  --         --          --             -               --         -
-----------------------------------------------------------------------------------------------------------------
Currency Swaps                             --         --          --             -               --         -
-----------------------------------------------------------------------------------------------------------------
Custodial Receipts                         -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Equity Swaps                                10         10           10              10            10        --
-----------------------------------------------------------------------------------------------------------------
Futures Contracts and Options on Futures
 Contracts                                   -(1)     -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions*             -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Interest Rate Caps Floors and Collars      --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls                      --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Mortgage Swaps                             --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------
Options on Foreign Currencies(2)           -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Options on Securities and Securities
 Indices(3)                                -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements                      -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Securities Lending                        33-1/3     33-1/3     33-1/3          33-1/3          33-1/3     33-1/3
-----------------------------------------------------------------------------------------------------------------
Short Sales Against the Box                --          25           25              25            25        --
-----------------------------------------------------------------------------------------------------------------
Unseasoned Companies                       -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Warrants and Stock Purchase Rights         -          -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
When Issued Securities and Forward
 Contracts                                 -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
Yield Curve Options                        --         --          --             --              --         -
-----------------------------------------------------------------------------------------------------------------

- No policy limitation on usage; limited only by the objectives and strategies of the Fund.
--  Not permitted.
10  Percent of total assets (ITALIC TYPE)
10  Percent of net assets (roman type)

(1) The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
(2)  May purchase and sell call and put options.
(3)  May sell covered call and put options and purchase call and put options.
*  Limited by the amount the Fund is permitted to invest in foreign securities.

                                           CORE                                                 GROWTH     GLOBAL
                                           U.S.      CAPITAL    SMALL CAP     INTERNATIONAL     AND        INCOME
                                          EQUITY     GROWTH       VALUE          EQUITY         INCOME      FUND
-----------------------------------------------------------------------------------------------------------------
   Investment Securities
-----------------------------------------------------------------------------------------------------------------
   American, European and Global
   Depository Receipts                       -(4)     -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
   Asset-Backed and Mortgage-Backed
   Securities(14)                          --         -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Bank Obligations(14)                    -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Convertible Securities(5)(,)(14)        -          -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
   Corporate Debt Obligations(14)          -(6)       -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Equity Securities                        90+        90+          65+             65+           65+       --
-----------------------------------------------------------------------------------------------------------------
   Emerging Country Securities             --          10(10)       25           -                25         10
-----------------------------------------------------------------------------------------------------------------
   Fixed Income Securities                  10(6)      10           35              35            35        -
-----------------------------------------------------------------------------------------------------------------
   Foreign Securities(14)                  -(8)        10(10)       25           -                25        -
-----------------------------------------------------------------------------------------------------------------
   Foreign Government Securities           --         --          --             -               --         -
-----------------------------------------------------------------------------------------------------------------
   Investment Company Securities(12)        10         10           10              10            10         10
-----------------------------------------------------------------------------------------------------------------
   Non-Investment Grade Fixed Income
   Securities                              --          10           35              35            10        -
-----------------------------------------------------------------------------------------------------------------
   Real Estate Investment Trusts           -          -           -              -               -          --
-----------------------------------------------------------------------------------------------------------------
   Structured Securities                   -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Temporary Defensive Investments          35        100          100             100           100       100
-----------------------------------------------------------------------------------------------------------------
   U.S. Government Securities(14)          -          -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------
   Zero Coupon Bonds                       --         -           -              -               -          -
-----------------------------------------------------------------------------------------------------------------

   10  Percent of total assets (ITALIC TYPE)
   10  Percent of net assets (roman type)

(4)   The CORE U.S. Equity Fund may not invest in European Depository Receipts.
(5) The CORE U.S. Equity Fund has no minimum rating criteria for convertible securities, and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
(6)   Cash equivalents only.
(8)   Equity securities of foreign issuers must be traded in the United States.
(10) The Capital Growth Fund may invest up to 10% of its total assets in foreign securities, including emerging country securities.
(12) Includes World Equity Benchmark Shares and Standard & Poor's Depository Receipts.
(14) Limited by the amount the Fund is permitted to invest in fixed-income securities.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

The Company's board of directors is responsible for deciding matters of general policy and reviewing the actions of the Investment Manager and the Adviser, the custodian, accounting and administrative services provider and other providers of services to the Company. The officers of the Company supervise its daily business operations. The SAI contains more information about the management of the Company and the Funds.

INVESTMENT MANAGER

Protective Investment Advisors, Inc. (formerly, Investment Distributors Advisory Services, Inc.) located at 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and its Funds. PIA has managed the Company and the Funds since 1994. The Company is the sole mutual fund client of PIA.

For its services to the Company, the Investment Manager receives a monthly management fee. The fee is based upon average daily net assets of each Fund and is accrued daily and paid to the Investment Manager at the following annual rates for each of the Funds:

                                                                           AGGREGATE MANAGEMENT FEES PAID
                                                             MANAGEMENT    TO PIA DURING THE FISCAL YEAR
FUND                                                             FEE          ENDED DECEMBER 31, 1998
----------------------------------------------------------  -------------  ------------------------------
CORE U.S. Equity Fund.....................................        0.80%           $      1,743,718
Capital Growth Fund.......................................        0.80%           $        867,482
Small Cap Value Fund......................................        0.80%           $        882,229
International Equity Fund.................................        1.10%           $      1,723,512
Growth and Income Fund....................................        0.80%           $      3,154,367
Global Income Fund........................................        1.10%           $        611,855

The investment management agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Investment Manager has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: CORE U.S. Equity Fund, 0.80%, Capital Growth Fund, 0.80%, Small Cap Value Fund, 0.80%, International Equity Fund, 1.10%, Growth and Income Fund, 0.80%, and Global Income Fund, 1.10%. This reduction of expenses will increase the yield or total return of the Funds for any period for which it remains in effect. The Investment Manager may withdraw this undertaking to pay expenses as to any or all of the Funds upon 120 days notice to the Company.

See "Investment Manager" in the SAI for more detailed information about the investment management agreement.

INVESTMENT ADVISERS

                                    INVESTMENT ADVISER                                                   FUND
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Asset Management ("GSAM")                                                     CORE U.S. Equity
One New York Plaza                                                                          Capital Growth
New York, New York 10004                                                                    Small Cap Value
                                                                                            Growth and Income
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Assets Management International ("GSAMI")                                     International Equity
133 Peterborough Court                                                                      Global Income
London EC4A 2BB England

GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, an affiliate of Goldman Sachs, became a member of the Investment Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of January 31, 1999, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $203 billion.

The Investment Advisers provide day-to-day advice as to the Funds' portfolio transactions. The Investment Advisers make the investment decisions for the Funds and place purchase and sale orders for the Funds' portfolio transactions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While each Investment Adviser is ultimately responsible for the management of the Funds, they are able to draw upon the research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, each Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for GSAM, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as if defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commidities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

All of the Value Style Funds, which include the Growth and Income and Small Cap Value Fund, are managed on a team basis with certain members of the team taking primary responsibility for particular Funds. Each member of the team generally participates in the active discussion of the composition, structure and strategy of each Fund. The members of the Value Team are Eileen A. Aptman, Paul D. Farrell, Matthew B. McLennan and Karma Wilson.

VALUE TEAM (SMALL CAP VALUE FUND AND GROWTH AND INCOME)

VALUE TEAM:
    - Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team.
    - Multi-sector focus provides a balanced perspective.
    - Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams.

                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
    Eileen A. Aptman       Portfolio Manager --            Since 1997   Ms. Aptman joined GSAM in 1993.
     Vice President        Small Cap Value

     Paul D. Farrell       Senior Portfolio Manager --     Since 1992   Mr. Farrell joined GSAM in 1991. In 1998, Mr.
    Managing Director      Small Cap Value                 Since 1999   Farrell became responsible for managing GSAM's
                           Growth and Income                            Value Team.

   Matthew B. McLennan     Portfolio Manager --            Since 1996   Mr. McLennan joined GSAM in 1995. From 1994 to
                           Small Cap Value                              1995, he worked in the Investment Banking Division
                                                                        of Goldman Sachs in Australia. From 1991 to 1994,
                                                                        Mr. McLennan worked at Queensland Investment
                                                                        Corporation in Australia.

      Karma Wilson         Portfolio Manager --            Since 1998   Ms. Wilson joined GSAM in 1994. Prior to 1994, she
     Vice President        Growth and Income                            was an investment analyst with Bankers Trust
                                                                        Australia Ltd.

QUANTITATIVE EQUITY TEAM (CORE U.S. EQUITY FUND)

QUANTITATIVE EQUITY TEAM:
    - A stable and growing team supported by an extensive internal staff
    - Access to the research ideas of Goldman Sachs' renowned Global Investment Research Department
    - More than $19 billion in equities currently under management

                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
      Melissa Brown        Portfolio Manager --            Since 1998   Ms. Brown joined GSAM in 1998. From 1984 to 1998,
     Vice President        CORE U.S. Equity                             she was the director of Quantitative Equity
                                                                        Research and served on the Investment Policy
                                                                        Committee at Prudential Securities.
      Kent A. Clark        Senior Portfolio Manager --     Since 1996   Mr. Clark joined GSAM in 1992.
    Managing Director      CORE U.S. Equity
     Robert C. Jones       Senior Portfolio Manager --     Since 1991   Mr. Jones joined GSAM in 1989.
    Managing Director      CORE U.S. Equity
    Victory H. Pinter      Senior Portfolio Manager --     Since 1996   Mr. Pinter joined GSAM in 1990.
     Vice President        CORE U.S. Equity

GROWTH EQUITY INVESTMENT TEAM (CAPITAL GROWTH FUND)

GROWTH EQUITY INVESTMENT TEAM:
    - 17 year consistent investment style applied through diverse and complete market cycles
    - More than $8 billion in equities currently under management
    - More than 150 client account relationships
    - A portfolio management and analytical team with more than 130 years combined investment experience

                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
     George D. Adler       Portfolio Manager --            Since 1997   Mr. Adler joined GSAM in 1997. From 1990 to 1997,
     Vice President        Capital Growth                               he was a portfolio manager at Liberty Investment
                                                                        Management, Inc. ("Liberty").
    Robert G. Collins      Senior Portfolio Manager --     Since 1997   Mr. Collins joined GSAM in 1997. From 1991 to
     Vice President        Capital Growth                               1997, he was a portfolio manager at Liberty. His
                                                                        past experiences include work as a special
                                                                        situations analyst with Raymond James & Associates
                                                                        for five years.
    Herbert E. Ehlers      Senior Portfolio Manager --     Since 1997   Mr. Ehlers joined GSAM in 1997. from 1994 to 1997,
    Managing Director      Capital Growth                               he was the Chief Investment Officer and Chairman
                                                                        of Liberty. He was a portfolio manager and
                                                                        President at Liberty's predecessor Firm, Eagle
                                                                        Asset Management ("Eagle"), from 1984 to 1994.
   Gregory H. Ekizian      Senior Portfolio Manager --     Since 1997   Mr. Ekizian joined GSAM in 1997. From 1990 to
     Vice President        Capital Growth                               1997, he was a portfolio manager at Liberty
                                                                        Investment Management, Inc. and its predecessor
                                                                        firm, Eagle.
     David G. Shell        Portfolio Manager --            Since 1997   Mr. Shell joined GSAM in 1997. From 1987 to 1997,
     Vice President        Capital Growth                               he was a portfolio manager at Liberty and its
                                                                        predecessor firm, Eagle.
 Ernest C. Segundo, Jr.    Portfolio Manager --            Since 1997   Mr. Segundo joined GSAM in 1997. From 1992 to
     Vice President        Capital Growth                               1997, he was a portfolio manager at Liberty.

INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT TEAM (INTERNATIONAL EQUITY FUND)
    - Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to GSAMI's fundamental research capabilities

    - Teams manage over $27 billion in international equities for retail, institutional and high net worth clients

    - Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabilities of GSAMI

                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
     Ivor H. Farman        Senior Portfolio Manager --     Since 1996   Mr. Farman joined GSAMI as a senior portfolio
   Executive Director      International Equity                         manager in 1996. From 1995 to 1996 he was
                                                                        responsible for originating and marketing French
                                                                        equity ideas at Exane in Paris. Prior to 1995, he
                                                                        spent five years engaged in French equity research
                                                                        and marketing at Banque Nationale de Paris and
                                                                        Schroders in London.
      Paul Greener         Portfolio Manager --            Since 1998   Mr. Greener joined GSAMI as a member of the
        Associate          International Equity                         Pan-European Equity Team responsible for European
                                                                        general retailers, and technology sectors in 1996.
                                                                        From 1994 to 1996, he was an equity analyst at CIN
                                                                        Management. Prior to 1994, he was a student at the
                                                                        University of Birmingham.
       Susan Noble         Senior Portfolio Manager --     Since 1998   Ms. Noble joined the GSAMI as a senior portfolio
   Executive Director      International Equity                         manager and head of the European Equity Team in
                                                                        October 1997. From 1986 to 1997, she worked at
                                                                        Fleming Investment Management in London, where she
                                                                        most recently was Portfolio Management Director
                                                                        for the European equity investment strategy and
                                                                        process.
        Alice Lui          Portfolio Manager --            Since 1999   Ms. Lui joined GSAMI as a portfolio manager in
     Vice-President        International Equity                         1990.
      Ravi Shanker         Senior Portfolio Manager --     Since 1999   Mr. Shanker joined GSAMI as an operations manager
     Vice-President        International Equity                         in 1997. From July 1996 to 1997, he worked for
                                                                        Goldman Sachs in Singapore as a strategic advisor
                                                                        for transactions involving Infrastructure
                                                                        Industries in Asia. From 1998 to 1996, he worked
                                                                        for Goldman Sachs as an investment banker in the
                                                                        Investment Banking Division.
      Siew-Hua Thio        Portfolio Manager --            Since 1998   Ms. Thio joined GSAMI as a portfolio manager in
     Vice-President        International Equity                         1998. From 1997 to 1998, she was Head of Research
                                                                        for Indosuez WI Carr in Singapore. From 1993 fo
                                                                        1997, she was a research analyst at the same firm.
       Shogo Maeda         Senior Portfolio Manager --     Since 1994   Mr. Maeda joined GSAMI as a portfolio manager in
    Managing Director      International Equity                         1994. From 1987 to 1994, he worked at Nomura
                                                                        Investment Management Incorporated as a Senior
                                                                        Portfolio Manager.

FIXED INCOME PORTFOLIO MANAGEMENT TEAM (GLOBAL INCOME FUND)

FIXED INCOME PORTFOLIO MANAGEMENT TEAM:

    - The fixed-income portfolio management team is comprised of a deep team of sector specialists

    - The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

    - The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net work clients

                                                              YEARS
                                                            PRIMARILY
     NAME AND TITLE        FUND RESPONSIBILITY             RESPONSIBLE  FIVE YEAR EMPLOYMENT HISTORY
-------------------------  ------------------------------  -----------  --------------------------------------------------
   Stephen Fitzgerald      Portfolio Manager -- Global     Since 1992   Mr. Fitzgerald joined GSAM in 1992.
  Managing Director and    Income Fund
Chief Investment Officer
for International Fixed-
         Income

      Andrew Wilson        Portfolio Manager -- Global     Since 1995   Mr. Wilson joined GSAM in 1995. Prior to his
   Executive Director      Income Fund                                  current position, he spent three years as an
                                                                        Assistant Director at Rothschild Asset Management,
                                                                        where he was responsible for managing global and
                                                                        international bond portfolios with specific focus
                                                                        on the U.S., Canadian, Australian and Japanese
                                                                        economies.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGER BY GOLDMAN SACHS

The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

YEAR 2000

Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000.

Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Manager, the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.

The Investment Manager has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. The Investment Manager also is working with certain third party service providers to the Funds, including the Fund's custodian and administrator, to assess the adequacy of their compliance efforts and is in the process of developing contingency plans intended to assure that non-preparedness by such service providers will not materially affect the operations of the Investment Manager or those of the Funds.

The Investment Adviser has established a dedicated group to analyze issues relating to the Year 2000 Problem and to implement the systems modifications necessary to prepare for the Year 2000 Problem. The Investment Manager and the Investment Adviser will continue to monitor the situation. At this time, however, no assurance can be given that the actions taken by the Investment Manager, the Investment Adviser and the Funds' other service providers will be sufficient to avoid any adverse effect on the Funds due to the Year 2000 Problem. In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

Companies, organizations, governmental entities, and markets in which the Funds invest will likely be affected by the Year 2000 Problem; however, it is not possible to predict the degree of impact at this time. It is possible that foreign issuers and markets, especially those located in emerging countries, will not be as prepared for the Year 2000 Problem as domestic issuers and markets. As a result, the performance of Funds that invest in foreign issuers or markets may be adversely affected.

Currently, neither the Investment Manager nor the Investment Adviser anticipates that the transition to the 21st Century will have any material impact on their ability to service the Funds at current levels.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund intends to distribute substantially all of their net investment income annually. Each Fund also intends to annually distribute substantially all of its net realized capital gains. All income dividends and capital gain distributions made by a Fund will be reinvested in shares of that Fund at that Fund's net asset value.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.

The value of each Fund's securities and assets, except for certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Company's board of directors. See "Determination of Net Asset Value" in the SAI.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

TAXATION

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts of insurance companies. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of Protective and PLIA. Under current law, owners of variable annuity contracts and variable life insurance policies that have invested in a Fund are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts or policies. For information concerning the federal tax consequences to the purchasers of the variable annuity contracts and variable life insurance policies, see the attached prospectus for such contract or policy.

For more information about the tax status of the Funds, see "Taxes" in the SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand each Fund's financial performance over the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the annual report, which is available upon request.
                         PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL INCOME FUND
                                                                                                           FOR THE
                                                                            YEAR ENDED                     PERIOD
                                                            ------------------------------------------   3/14/94* TO
                                                            12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                            ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period......................  $  10.134  $  10.177  $  10.074  $   9.558    $  10.000
                                                            ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income...................................      0.422      0.558      0.628      0.607        0.367
  Net realized and unrealized gain (loss).................      0.631      0.455      0.310      0.968       (0.442)
                                                            ---------  ---------  ---------  ---------  -------------
  Total from investment operations........................      1.053      1.013      0.938      1.575       (0.075)
                                                            ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income..............................     (0.255)    (0.917)    (0.628)    (0.553)      (0.367)
  In excess of net investment income......................     (0.000)     0.000     (0.036)    (0.323)       0.000
  From net realized gain..................................     (0.282)    (0.139)    (0.171)    (0.183)       0.000
                                                            ---------  ---------  ---------  ---------  -------------
Total distributions.......................................     (0.537)    (1.056)    (0.835)    (1.059)      (0.367)
                                                            ---------  ---------  ---------  ---------  -------------
Net asset value, end of period............................  $  10.650  $  10.134  $  10.177  $  10.074    $   9.558
                                                            ---------  ---------  ---------  ---------  -------------
                                                            ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)..........................................      10.40%      9.94%      9.48%     16.94%       (0.74)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).........................    $62,763    $48,833    $37,675    $31,085      $17,281
Ratios to average net assets:
  Net expenses (b)........................................       1.10%      1.10%      1.10%      1.10%        1.10%
  Gross expenses (b)......................................       1.28%      1.32%      1.42%      1.50%        2.12%
  Net investment income (b)...............................       4.71%      5.27%      5.71%      5.94%        5.58%
Portfolio Turnover Rate...................................        194%       369%       214%       295%         210%

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

INTERNATIONAL EQUITY FUND
                                                                                                        FOR THE
                                                                        YEAR ENDED                      PERIOD
                                                       --------------------------------------------   3/14/94* TO
                                                        12/31/98    12/31/97   12/31/96   12/31/95     12/31/94
                                                       -----------  ---------  ---------  ---------  -------------
Net asset value, beginning of period.................  $  12.452    $  12.865  $  11.045  $   9.581   $  10.000
                                                       -----------  ---------  ---------  ---------  -------------
Income (loss) from Investment operations:
  Net investment income..............................     (0.018)       0.038      0.140      0.067       0.048
  Net realized and unrealized gain (loss)............      2.584        0.525      1.955      1.817      (0.467)
                                                       -----------  ---------  ---------  ---------  -------------
  Total from investment operations...................      2.566        0.563      2.095      1.884      (0.419)
                                                       -----------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.........................     (0.006)      (0.238)    (0.005)    (0.076)      0.000
  In excess of net investment income.................      0.000        0.000      0.000     (0.344)      0.000
  From net realized gain.............................     (0.707)      (0.738)    (0.270)     0.000       0.000
                                                       -----------  ---------  ---------  ---------  -------------
Total distributions..................................     (0.713)      (0.976)    (0.275)    (0.420)      0.000
                                                       -----------  ---------  ---------  ---------  -------------
Net asset value, end of period.......................  $  14.305    $  12.452  $  12.865  $  11.045   $   9.581
                                                       -----------  ---------  ---------  ---------  -------------
                                                       -----------  ---------  ---------  ---------  -------------
TOTAL RETURN (A).....................................      20.65%        4.42%     19.00%     19.66%      (4.18)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of Period (000's)....................  $ 174,985    $ 131,887  $  96,736  $  58,842   $  27,385
Ratios to average net assets:
  Net expenses (b)...................................       1.10%        1.10%      1.10%      1.10%       1.10%
  Gross expenses (b).................................       1.39%        1.37%      1.38%      1.55%       2.24%
  Net investment income (b)..........................       0.37%        0.34%      0.52%      0.96%       1.25%
Portfolio Turnover Rate..............................         79%          34%        38%        40%         33%

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CAPITAL GROWTH FUND
                                                                                                        FOR THE
                                                                              YEAR ENDED                PERIOD
                                                                    -------------------------------   6/13/95* TO
                                                                    12/31/98   12/31/97   12/31/96     12/31/95
                                                                    ---------  ---------  ---------  -------------
Net asset value, beginning of period..............................  $  15.820  $  12.647  $  10.613    $  10.000
                                                                    ---------  ---------  ---------  -------------
Income from investment operations:
  Net investment income...........................................      0.081      0.104      0.134        0.080
  Net realized and unrealized gain................................      5.427      4.243      2.209        0.613
                                                                    ---------  ---------  ---------  -------------
  Total from investment operations................................      5.508      4.347      2.343        0.693
                                                                    ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income......................................     (0.081)    (0.104)    (0.134)      (0.080)
  In excess of net investment income..............................     (0.000)    (0.000)    (0.002)      (0.000)
  From net realized gain..........................................     (0.374)    (1.070)    (0.125)       0.000
  In excess of net realized gain..................................      0.000      0.000     (0.048)       0.000
                                                                    ---------  ---------  ---------  -------------
Total distributions...............................................     (0.455)    (1.174)    (0.309)      (0.080)
                                                                    ---------  ---------  ---------  -------------
Net asset value, end of period....................................  $  20.873  $  15.820  $  12.647    $  10.613
                                                                    ---------  ---------  ---------  -------------
                                                                    ---------  ---------  ---------  -------------
TOTAL RETURN (A)..................................................      34.76%     34.57%     22.05%        6.93%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).................................  $ 155,149  $  75,042  $  30,299    $  10,716
Ratios to average net assets:
  Net expenses (b)................................................       0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)..............................................       0.86%      0.97%      1.02%        1.62%
  Net investment income (b).......................................       0.54%      0.90%      1.54%        2.57%
Portfolio Turnover Rate...........................................         28%        61%        35%           5%

GROWTH AND INCOME FUND
                                                                                                       FOR THE
                                                                        YEAR ENDED                     PERIOD
                                                        ------------------------------------------   3/14/94* TO
                                                        12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                        ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period..................  $  15.762  $  14.183  $  12.197  $   9.661    $  10.000
                                                        ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income...............................      0.193      0.132      0.266      0.246        0.114
  Net realized and unrealized gain (loss).............     (0.651)     4.030      2.987      2.854       (0.300)
                                                        ---------  ---------  ---------  ---------  -------------
  Total from investment operations....................     (0.458)     4.162      3.253      3.100       (0.186)
                                                        ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income..........................     (0.183)    (0.131)    (0.266)    (0.246)      (0.114)
  From net realized gain..............................     (1.053)    (2.452)    (1.001)    (0.318)      (0.031)
  In excess of net realized gain......................     (0.000)    (0.000)    (0.000)    (0.000)      (0.008)
                                                        ---------  ---------  ---------  ---------  -------------
Total distributions...................................     (1.236)    (2.583)    (1.267)    (0.564)      (0.153)
                                                        ---------  ---------  ---------  ---------  -------------
Net asset value, end of period........................  $  14.068  $  15.762  $  14.183  $  12.197    $   9.661
                                                        ---------  ---------  ---------  ---------  -------------
                                                        ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A)......................................      (2.92)%     29.84%     26.82%     32.29%       (1.86)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's).....................  $ 388,290  $ 356,503  $ 210,587  $ 128,076    $  42,305
Ratios to average net assets:
  Net expenses (b)....................................       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)..................................       0.85%      0.85%       .88%      0.93%        1.31%
  Net investment income (b)...........................       1.25%      0.88%      2.11%      2.36%        2.21%
Portfolio Turnover Rate...............................        116%        69%        49%        55%          36%

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORE U.S. EQUITY FUND
                                                                                                        FOR THE
                                                                         YEAR ENDED                     PERIOD
                                                         ------------------------------------------   3/14/94* TO
                                                         12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                         ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period...................  $  18.409  $  15.437  $  13.109  $   9.839    $  10.000
                                                         ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income................................      0.132      0.170      0.180      0.143        0.093
  Net realized and unrealized gain (loss)..............      3.981      4.568      2.706      3.470       (0.039)
                                                         ---------  ---------  ---------  ---------  -------------
  Total from investment operations.....................      4.113      4.738      2.886      3.613        0.054
                                                         ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income...........................     (0.133)    (0.165)    (0.180)    (0.143)      (0.093)
  From net realized gain...............................     (0.232)    (1.601)    (0.378)    (0.200)      (0.120)
  In excess of net realized gain.......................      0.000      0.000      0.000      0.000       (0.002)
                                                         ---------  ---------  ---------  ---------  -------------
Total distributions....................................     (0.365)    (1.766)    (0.558)    (0.343)      (0.215)
                                                         ---------  ---------  ---------  ---------  -------------
Net asset value, end of period.........................  $  22.157  $  18.409  $  15.437  $  13.109    $   9.839
                                                         ---------  ---------  ---------  ---------  -------------
                                                         ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A).......................................      22.33%     30.95%     21.94%     36.73%        0.53%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)......................  $ 262,994  $ 177,210  $ 101,624  $  56,723    $  17,717
Ratios to average net assets:
  Net expenses (b).....................................       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b)...................................       0.85%      0.86%      0.91%      1.01%        1.81%
  Net investment income (b)............................       0.71%      1.06%      1.44%      1.69%        2.44%
Portfolio Turnover Rate................................         48%        61%        34%        60%          56%

SMALL CAP VALUE FUND
                                                                                                          FOR THE
                                                                           YEAR ENDED                     PERIOD
                                                           ------------------------------------------   3/14/94* TO
                                                           12/31/98   12/31/97   12/31/96   12/31/95     12/31/94
                                                           ---------  ---------  ---------  ---------  -------------
Net asset value, beginning of period.....................  $  11.726  $  10.022  $   9.345  $   8.951    $  10.000
                                                           ---------  ---------  ---------  ---------  -------------
Income (loss) from investment operations:
  Net investment income..................................      0.049      0.040      0.030      0.079        0.038
  Net realized and unrealized gain (loss)................     (1.885)     3.162      1.840      0.502       (1.025)
                                                           ---------  ---------  ---------  ---------  -------------
  Total from investment operations.......................     (1.836)     3.202      1.870      0.581       (0.987)
                                                           ---------  ---------  ---------  ---------  -------------
LESS DISTRIBUTIONS:
  From net investment income.............................     (0.051)    (0.038)    (0.030)    (0.079)      (0.038)
  From net realized gain.................................     (0.792)    (1.460)    (1.163)    (0.031)      (0.001)
  In excess of net realized gain.........................     (0.390)     0.000      0.000     (0.077)      (0.023)
                                                           ---------  ---------  ---------  ---------  -------------
Total distributions......................................     (1.233)    (1.498)    (1.193)    (0.187)      (0.062)
                                                           ---------  ---------  ---------  ---------  -------------
Net asset value, end of period...........................  $   8.657  $  11.726  $  10.022  $   9.345    $   8.951
                                                           ---------  ---------  ---------  ---------  -------------
                                                           ---------  ---------  ---------  ---------  -------------
TOTAL RETURN (A).........................................     (15.32)%     32.20%     20.22%      6.46%       (9.87)%
RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)........................  $  99,791  $ 107,984  $  64,433  $  43,830    $  21,813
Ratios to average net assets:
  Net expenses (b).......................................       0.80%      0.80%      0.80%      0.80%        0.80%
  Gross expenses (b).....................................       0.89%      0.89%      0.94%      1.00%        1.62%
  Net investment income (b)..............................       0.45%      0.38%      0.31%      1.09%        1.07%
Portfolio Turnover Rate..................................         96%        99%       100%        60%          17%

*   Commencement of operations.

(a) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Life and Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.

(b) Annualized for periods less than one year.

ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

For investors who would like more information about the Funds and the Company, the following documents are available free upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission the ("SEC") and is incorporated herein by reference. For a copy of the SAI, write or call the Company at the address or phone number listed below.

Information about the Funds (including the SAI) also may be reviewed and copied, upon payment of a duplicating fee, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Funds. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

ANNUAL AND SEMI-ANNUAL REPORTS

The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

                 TO OBTAIN THE SAI OR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUNDS YOU MAY WRITE TO PROTECTIVE INVESTMENT COMPANY AT P.O. BOX 2606, BIRMINGHAM, AL 35202 OR CALL US AT 1-800-866-3555.

Investment Company Act File No. 811-8674